UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 8, 2020
AMAG PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street,	Waltham,	Massachusetts	02451
(Address of Principal Executive Offices)			(Zip Code)

(617) 498-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAG	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

The information in this Item 2.02, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On May 11, 2020, AMAG Pharmaceuticals, Inc. (the “Company”) issued a press release regarding its operating results for the three months ended March 31, 2020 and its intention to hold a conference call to discuss the Company’s first quarter 2020 financial results and to give a business update. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and a copy of the presentation slides to be used during the conference call is furnished herewith as Exhibit 99.2.

Item 2.05. Costs Associated with Exit or Disposal Activities.

In May 2020, the Company announced a restructuring to reduce the size of its organization in conjunction with the divestiture of Intrarosa and Vyleesi and expected declines in its revenue due to the COVID-19 pandemic. Approximately thirty percent of the workforce is being displaced through this workforce reduction. The Company expects to record a one-time restructuring charge of approximately $8 million primarily related to severance and related benefits in the second quarter of 2020 and expects this workforce reduction to be substantially completed by the end of the second quarter of 2020.

The charges that the Company expects to incur in connection with the workforce reduction are estimates and subject to a number of assumptions, and actual results may differ materially. The Company may incur additional costs not currently contemplated due to events associated with or resulting from the workforce reduction.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)
On May 8, 2020, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm effective upon the Company’s filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 with the U.S. Securities and Exchange Commission (the “SEC”). The decision to dismiss PwC was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) following a competitive process with several independent registered public accounting firms, including PwC.

The reports of PwC on the Company’s consolidated financial statements for each of the two years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the subsequent interim period through May 8, 2020, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of such disagreement in connection with its report. During the two most recent fiscal years and the subsequent interim period through May 8, 2020, there was no “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of this Current Report on Form 8-K and requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made above therein. A copy of PwC’s letter dated May 11, 2020 is attached hereto as Exhibit 16.1.

(b)
On May 8, 2020, following completion of the competitive process described above, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, effective upon PwC’s dismissal.

During the two most recent fiscal years and the subsequent interim period through the date of this report, the Company has not consulted Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Forward-Looking Statements

This report contains forward-looking information about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein or therein which do not describe historical facts, including, among others, expectations for the Company’s restructuring initiative, including the expected charges, the timing for incurring such charges and the timing for completing the workforce reductions are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, those risks identified in the Company’s filings with U.S. Securities and Exchange Commission (the “Commission”), including its Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Reports, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, its Current Reports and subsequent filings with the Commission, which are available at the Commission’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers to the Securities and Exchange Commission, dated May 11, 2020 (filed herewith)
99.1	Press release issued by AMAG Pharmaceuticals, Inc. on May 11, 2020 (furnished herewith)
99.2	Copy of AMAG Pharmaceuticals, Inc.’s presentation slides dated May 11, 2020 (furnished herewith)
104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.
By:	/s/ Joseph D. Vittiglio
Joseph D. Vittiglio Executive Vice President, General Counsel, Quality & Corporate Secretary

Dates: May 11, 2020

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